Exhibit 99.1

Spansion Inc. Reports Fourth Quarter 2010 Results

Company Achieves Fifth Consecutive Quarter of Embedded Revenue Growth

Sunnyvale, California, January 26, 2011 - Spansion Inc. (NYSE: CODE), a leading provider of Flash memory solutions, today announced operating results for its fourth fiscal quarter ended December 26, 2010. Due to the unique impacts of fresh start accounting, Spansion is providing both GAAP and non-GAAP results. On a U.S. GAAP basis, Spansion reported net sales of $327.7 million, operating loss of $1.4 million, and net loss of $13.6 million. On a non-GAAP basis, adjusted net sales were $330.3 million, adjusted operating income was $60.5 million, and adjusted net income was $48.3 million.

“We had another solid quarter, increasing our market share, customer design wins and achieving the fifth consecutive quarter of embedded revenue growth,” said John Kispert, president and CEO of Spansion. “We are confident about our future as we continue to partner with customers to deliver differentiated Flash memory solutions that meet their design requirements.”

U.S. GAAP results, in $millions except per share data and percentages

	Q4 2010	Q3 2010	Q4 2009
Net sales	$327.7	$307.6	$307.1
Gross margin	20.9%	10.0%	33.1%
Operating income (loss)	($1.4)	($55.4)	$20.7
Operating margin	(0.0%)	(18.0%)	6.7%
Net income/(loss)	($13.6)	($64.9)	$4.3
Diluted net income per share (Predecessor)	N/A	N/A	$0.02
Diluted net (loss) per share (Successor)	($0.22)	($1.09)	N/A

Non-GAAP results, in $millions

	Q4 2010	Q3 2010	Q4 2009
Adjusted net sales	$330.3	$319.7	$307.1
Adjusted operating income	$60.5	$48.2	$41.4
Adjusted net income	$48.3	$38.7	$34.8
Adjusted EBITDA	$88.4	$76.2	$71.1

Upon emergence from bankruptcy on May 10, 2010, Spansion adopted fresh start accounting in accordance with U.S. GAAP. The adoption of fresh start accounting resulted in Spansion becoming a new entity for financial reporting purposes, whereby the U.S. GAAP financial statements on or after May 10, 2010 are not comparable to the financial statements prior to that date. Fresh start accounting required resetting the historical net book values of Spansion’s assets and liabilities to the related fair values. References to “Successor” refer to Spansion and its consolidated subsidiaries after May 10, 2010, after giving effect to the cancellation of old common stock issued prior to May 10, 2010, the issuance of new common stock and settlement of existing debt and other adjustments in accordance with the reorganization plan, and the application of fresh start accounting. References to “Predecessor” refer to Spansion and its consolidated subsidiaries prior to May 10, 2010.

Business Outlook

For the first quarter of 2011, Spansion estimates U.S. GAAP net sales and non-GAAP adjusted net sales in the range of $280 million to $305 million, GAAP net loss per diluted share of $0.11 to $0.26, and non-GAAP adjusted net income per diluted share of $0.30 to $0.47. This outlook is in line with the industry’s typical seasonality.

Quarterly Conference Call

Spansion will host a conference call to discuss fourth quarter 2010 results at 1:30 pm PDT / 4:30 pm EDT today.A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures, can be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/

Dial-in: 1-866-788-0546 (US), 1-857-350-1684 (International), Passcode: 23204854

An audio replay will be available within two hours of the call and may be accessed via dial-in at 1-888-286-8010, international 1-617-801-6888 with the Passcode of 54520720 or by webcast on the investor relations section of Spansion’s website at http://investor.spansion.com/

Use of Non-GAAP Financial Information

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for or superior to, the company’s financial results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of each non-GAAP financial measure to the most direct, comparable GAAP financial measure is included below.

About Spansion

Spansion’s (NYSE: CODE) technology is at the heart of electronics systems, powering everything from the internet of today to the smart grid of tomorrow, positively impacting people’s daily lives at work and play. Spansion’s broad Flash memory product portfolio, smart innovation and industry leading service and support are enabling customers to achieve greater efficiency and success in their target markets.For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, MirrorBit® Eclipse™ and combinations thereof, are trademarks and registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements. The risks and uncertainties include the company’s ability to: manage costs; achieve adequate liquidity; execute its new strategic focus; reach a sustainable business model; survive as a stand-alone entity; reach operational efficiency; and reach and sustain profitability. Additional risks related to the company’s recent emergence from bankruptcy include: any negative impacts on the company’s business, results of operations, financial position or cash management arrangements; the negative impact on relationships with employees, customers, suppliers and contract manufacturers and other stakeholders; and the failure of the company to successfully implement the plan of reorganization. In addition, the instability of the global economy and tight credit markets could continue to adversely impact the company’s business in several respects, including adversely impacting credit quality and insolvency risk of the company and its customers and business partners, including suppliers and distributors; bookings; and reductions and deferrals of demand for Spansion products. The company urges investors to review in detail the risks and uncertainties discussed in the company’s Securities and Exchange Commission filings, including but not limited to the company’s most recent Annual Report on Form 10-K for fiscal 2009 and Quarterly Reports on Form 10-Q. Unless otherwise required by applicable laws, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Press Contact: Michele Landry Spansion Inc. +1.408.616.3817 michele.landry@spansion.com	Investor Relations: Shubham Maheshwari Spansion Inc. +1.408.616.3677 shubham.maheshwari@spansion.com

Company News:	Investor Relations Web site:

http://www.spansion.com/news	http://investor.spansion.com

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Successor		Predecessor
	Three Months Ended December 26, 2010	Three Months Ended September 26, 2010	Three Months Ended December 27, 2009
Net sales	$327,723	$307,594	$307,146
Cost of sales	259,130	276,838	205,504

Gross profit	68,593	30,756	101,642

Research and development	25,748	26,246	25,533
Sales, general and administrative	44,271	59,948	41,661
Restructuring (credits) / charges	—	—	1,206
Asset impairment charges	—	—	12,538
Operating income (loss)	(1,426)	(55,438)	20,704
Interest & other income (expense), net	(1,567)	1,378	1,110
Interest expense	(10,179)	(9,124)	(8,099)
Income (loss) before reorganization items and income taxes	(13,172)	(63,184)	13,715
Reorganization items	—	—	(9,736)
Income (loss) before income taxes	(13,172)	(63,184)	3,979
Provision (benefit) for income taxes	454	1,670	(350)

Net income (loss)	$(13,626)	$(64,854)	$4,329

Net income (loss) per common share
Basic	$(0.22)	$(1.09)	$0.03
Diluted	$(0.22)	$(1.09)	$0.02

Shares used in per share calculation
Basic	62,314	59,271	162,239
Diluted	62,314	59,271	174,139

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Successor	Predecessor
	Period from May 11, 2010 to December 26, 2010	Period from December 28, 2009 to May 10, 2010	Year Ended December 27, 2009
Net sales	$764,687	$403,619	$1,410,653
Cost of sales	647,381	274,817	1,103,757

Gross profit	117,306	128,802	306,896

Research and development	65,414	35,068	136,449
Sales, general and administrative	122,478	68,105	216,298
Restructuring (credits) / charges	—	(2,772)	46,852
Asset impairment charges	—	—	12,538
Operating income (loss)	(70,586)	28,401	(105,241)
Interest & other income (expense), net	175	(2,904)	4,038
Interest expense	(24,180)	(30,573)	(50,976)
Gain on deconsolidation of subsidiary	—	—	30,100
Income (loss) before reorganization items and income taxes	(94,591)	(5,076)	(122,079)
Reorganization items	—	370,340	(391,383)
Income (loss) before income taxes	(94,591)	365,264	(513,462)
Provision (benefit) for income taxes	2,101	1,640	597

Net income (loss)	$(96,692)	$363,624	$(514,059)

Net income (loss) per common share
Basic	$(1.60)	$2.24	$(3.18)
Diluted	$(1.60)	$2.24	$(3.18)

Shares used in per share calculation
Basic	60,470	162,439	161,847
Diluted	60,470	162,610	161,847

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands)

	Successor	Predecessor
	December 26, 2010	December 27, 2009
Assets
Current assets:
Cash and cash equivalents	$329,294	$324,903
Short-term investments	24,979	100,335
Accounts receivable	166,301	129,174
Accounts receivable from related parties	—	366,602
Allowance for doubtful accounts	(326)	(56,408)
Inventories	168,937	141,723
Deferred income taxes	6,885	13,332
Prepaid expenses and other current assets	50,210	49,533

Total current assets	746,280	1,069,194

Property, plant and equipment, net	259,940	322,710
Intangible assets	197,733	—
Goodwill	163,645	—
Other assets	31,237	46,073

Total assets	$1,398,835	$1,437,977

Liabilities and Stockholders’ Deficit
Current liabilities:
Short term note	—	$64,150
Accounts payable	119,288	33,463
Accrued liabilities	109,444	112,676
Accounts payable to related parties	—	221,211
Accrued compensation and benefits	39,978	21,630
Deferred income	22,238	62,958
Current portion of long-term debt	13,689	—
Income taxes payable	637	83

Total current liabilities	305,274	516,171

Deferred income taxes	3,877	13,405
Long-term debt, less current portion	441,220	—
Other long-term liabilities	24,179	9,825
Liabilities subject to compromise	—	1,756,269

Total liabilities	774,550	2,295,670

Common stock and additional paid in capital	721,774	2,484,482
Retained deficit	(96,692)	(3,342,370)
Accumulated other comprehensive income	(797)	195
Stockholders’ (deficit)/earnings	624,285	(857,693)

Total liabilities and stockholders’ deficit	$1,398,835	$1,437,977

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Successor		Predecessor
	Three Months Ended December 26, 2010	Period from May 11, 2010 to December 26, 2010	Period from December, 28 2009 to May 10, 2010
Cash Flows from Operating Activities:
Net income (loss)	$(13,626)	$(96,692)	$363,624
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization, and in-process research and development write-off	54,615	137,206	43,788
Gain on discharge of pre-petition obligations	—	—	(434,046)
Provision for deferred income taxes	3,424	(1,213)	7,000
Provision for doubtful accounts	71	331	7,229
(Gain) on sale and disposal of property, plant and equipment	59	(1,483)	(2,107)
Compensation recognized under employee stock plans	3,515	8,323	7,052
Impairment on investments in Densbit and Virident	—	—	3,011
Gain on sale of Suzhou plant	—	(3,701)	(5,224)
Gain from approved settlement of rejected capital leases and various licenses	—	—	(22,517)
Write-off financing cost for old debts	—	—	13,022
Amortization of inventory fresh-start markup	22,507	90,173	—
Mark to market on hedging derivatives	1,329	1,329	—
Changes in operating assets and liabilities, net of effects of deconsolidation of subsidiary:
Decrease (increase) in accounts receivable	(18,632)	(27,857)	10,156
(Increase) decrease in inventories	(10,988)	31,552	(7,242)
Decrease (increase) in prepaid expenses and other current assets	(8,238)	(16,577)	(3,894)
Decrease (increase) in other assets	(502)	652	1,534
(Decrease) increase in accounts payable, accrued liabilities and accrued compensation and benefits	(22,758)	(62,850)	23,213
(Decrease) increase in deferred income	349	7,125	(3,240)

Net cash provided (used) by operating activities	11,125	66,318	1,359

Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	4,818	20,534	9,620
Purchases of property, plant and equipment	(27,216)	(49,299)	(14,046)
Proceeds from redemption of auction rate securities	—	44,700	62,425
Purchase of distribution business	—	(13,125)	—
Purchase of treasury bills	(24,979)	(54,968)	—
Proceeds from maturity of treasury bills	29,989	29,989	—
Cash proceeds from sale of Suzhou plant	—	—	18,687

Net cash provided (used) by investing activities	(17,388)	(22,169)	76,686

Cash Flows from Financing Activities:
Proceeds from borrowings, net of issuance costs	195,587	195,588	438,082
Payments on debt and capital lease obligations	(198,842)	(204,798)	(691,176)
Proceeds from issuance of new common stock, net of fees	124,448	124,447	—
Purchase of Japan claim in shares	(85,000)	(85,000)	—
Proceeds from Rights Offering, net of expenses	—	—	104,875

Net cash (used) provided by financing activities	36,193	30,237	(148,219)

Effect of exchange rate changes on cash and cash equivalents	(327)	179	—
Net increase in cash and cash equivalents	29,603	74,565	(70,174)
Cash and cash equivalents at the beginning of period	299,691	254,729	324,903

Cash and cash equivalents at end of period	$329,294	$329,294	$254,729

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including Adjusted net sales, Adjusted operating income, Adjusted net income, and Adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by the company may be different than non-GAAP financial measures presented by other companies.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results, as well as the impact of fresh start accounting. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Spansion has provided a reconciliation of the non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures:

•

Adjusted net sales differs from GAAP net sales in that it includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.

•

Adjusted operating income differs from GAAP operating income in that it excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring charges, and other bankruptcy related charges or credits.

•

Adjusted net income differs from GAAP net income in that it (i) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits, (ii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings and (iii) is adjusted for the associated tax impact of all these changes.

•

Adjusted EBITDA differs from GAAP net income in that it (i) excludes interest expenses, taxes, depreciation, amortization and stock based compensation charges, (ii) excludes the impact of non-recurring items, fresh start accounting related adjustments, litigation expenses with Samsung, one-time restructuring and reorganization charges or credits and write-off of financing costs completed prior to emergence from bankruptcy and (iii) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings.

Management believes these non-GAAP financial measures:

•

Reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results;

•

Provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management and in comparing financial results across accounting periods;

•

Reflect net sales for the company more accurately as inventory at the distributors, when sold-through, would not be recognized as revenue per fresh start accounting. The company intends to collect cash from the distributors and this adjustment is non-cash in nature;

•

Provide additional view of the performance of the company by adding interest expenses, taxes, depreciation and amortization to the net income. Further adjustments due to fresh start accounting, litigation expenses with Samsung, and stock based compensation charges attempt to exclude items that are either non-cash or non-recurring in nature; and

•

To enable investors to assess the company’s compliance with financial covenants under its debt instruments. Spansion’s term loan has maintenance financial covenants that use EBITDA as part of the measures, e.g. Consolidated Leverage ratio, which is a ratio of Indebtedness to Consolidated EBITDA; and Consolidated Interest Coverage Ratio which is a ratio of Consolidated EBITDA to interest expenses.

Business Outlook

The guidance figures provided below and elsewhere in this press release are forward looking statements, reflect a number of estimates, assumptions and other uncertainties, and are approximate in nature because Spansion’s future performance is difficult to predict. Such guidance is based on information available on the date of this press release, and Spansion assumes no obligation to update it.

Spansion’s future performance involves risks and uncertainties, and the company’s actual results could differ materially from the information below and elsewhere in the press release. Some of the factors that could impact the company’s operating results are set forth under the caption “Cautionary Statements” above in the press release. More information about factors that could affect Spansion’s operating results is included under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which may be obtained by visiting the company’s investor relations website at http://investor.spansion.com or the SEC’s web site at www.sec.gov.

Three months ending March 27, 2011
In $ millions, except per share data	GAAP	NON-GAAP
Net Sales	$280 – $305	$280 - $305[a]
Diluted Net Income/(Loss) per share	($0.26) – ($0.11)	$0.30 - $0.47[b]

[a]	Estimated non-GAAP amounts includes revenue lost from product sell-through that was physically located with the distributors as of the date of emergence from Chapter 11 proceedings.
[b]

Estimated non-GAAP amounts differ from GAAP in that they (i) exclude the impact of non-recurring items [$0 to $1 million], (ii) exclude fresh start accounting related adjustments [$25 to $35 million], (iii) exclude litigation expenses with Samsung [$2 to $3 million], and (iv) includes net sales lost from product sell-through that was physically located with distributors as of the date of emergence from Chapter 11 proceedings of [$1 to $2 million] and (v) the tax effect of these non-GAAP adjustments in the first quarter of 2011 which is estimated to be zero.

Reconciliation of U.S. GAAP to non-GAAP financial measures

Net Sales to Adjusted Net Sales

($ in millions)	Q410	Q310	Q409
GAAP net sales	327.7	307.6	307.1
Add: Net sales lost due to fresh start accounting	2.6	12.1	—

Non-GAAP net sales	330.3	319.7	307.1

Operating Income to Adjusted Operating Income

($ in millions)	Q410	Q310	Q409
GAAP operating income / (loss)	(1.4)	(55.4)	20.7
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	2.6	12.1	—
Depreciation	25.1	26.0	—
Amortization from intangibles	5.2	5.2	—
Inventory Mark-Up	22.5	49.1	—
Deferred COGS	(2.7)	(7.7)	—
Gain on the sale of Suzhou plant	—	(2.4)	—
(Less)/add: restructuring (credits) / charges	—	—	1.2
Add: litigation expense with Samsung	9.2	21.3	5.0
Add: asset impairment charges	—	—	14.4
Add: acquisition related charges	—	—	0.1

Adjusted Operating Income	60.5	48.2	41.4

Net Income to Adjusted Net Income

($ in millions)	Q410	Q310	Q409
GAAP net income / (loss)	(13.6)	(64.9)	4.3
Add: fresh start operating expense adjustments
Net Sales lost due to fresh start accounting	2.6	12.1	—
Depreciation	25.1	26.0	—
Amortization from intangibles	5.2	5.2	—
Inventory Mark-Up	22.5	49.1	—
Deferred COGS	(2.7)	(7.7)	—
Gain on the sale of Suzhou plant	—	(2.4)	—
(Less)/add: restructuring (credits) / charges	—	—	5.1
Add: acquisition related charges	—	—	0.1
Add: Impairment charges	—	—	14.4
(Less)/add: reorganization (gain)/expense	—	—	9.7
Add: litigation expense with Samsung	9.2	21.3	5.0
Less gain on divestiture	—	—	(3.8)
Less: tax impact for adjustments	—	—	—

Adjusted net income	48.3	38.7	34.8

Net Income to Adjusted EBITDA

($ in millions)	Q410	Q310	Q409
GAAP net income / (loss)	(13.6)	(64.9)	4.3
Add: interest	11.8	7.7	7.0
(Less)/add: reorganization (gain)/expense	—	—	9.7
Add: taxes	0.4	1.7	(0.4)
Add: depreciation and amortization	54.6	56.4	27.9
Add: Asset Impairment charges	0	0	1.9
Add: fresh start adjustments	22.5	51.1	—
(Less)/add: restructuring (credits) / charges	—	—	13.7
Add: litigation expense with Samsung	9.2	21.3	5.0
Add: stock based compensation charges	3.5	2.9	1.9
Add: acquisition related charges	—	—	0.1

Adjusted EBITDA	88.4	76.2	71.1